Exhibit 99.1

ACQUISITION AND OPERATING UPDATE NOVEMBER 2021 Residence Inn – Portland Downtown Marriott Residence Inn – Boston Watertown Marriott Courtyard – Pittsburgh Downtown Marriott Residence Inn ꟷ Steamboat Springs Marriott AC Hotel ꟷ Frisco Marriott Embassy Suites – Amarillo Hilton Canopy by Hilton ꟷ Frisco Hilton AC Hotel ꟷ Houston Marriott

Forward Looking Statements We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans, and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking by their nature: • our ability to increase our dividend per share of common stock; • the state of the U.S. economy generally or in specific geographic regions in which we operate, and the effect of general economic conditions on the lodging industry and our business in particular; • market trends in our industry, interest rates, real estate values and the capital markets; • our business and investment strategy and, particularly, our ability to identify and complete hotel acquisitions and dispositions; • our projected operating results; • actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of such actions, initiatives and policies; • our ability to manage our relationships with our management companies and franchisors; • our ability to maintain our existing and future financing arrangements; • changes in the value of our properties; • the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; • our ability to satisfy the requirements for qualification as a REIT under the U.S. Tax Code; • our ability to repay or refinance our indebtedness as it matures or becomes callable by lenders; • the availability of qualified personnel; • our ability to make distributions to our stockholders in the future; • the general volatility of the market price of our securities; and • the degree and nature of our competition. Forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. These factors are discussed under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, and in other documents we have filed with the Securities and Exchange Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement is effective only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law we are not obligated to, and do not intend to, publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, this presentation contains certain unaudited historical and pro forma information and metrics which are based or calculated from historical data that is maintained or produced by Summit or third parties. This presentation contain statistics and other data that may have been obtained from, or compiled from, information made available by third-parties. AC Hotel / Residence Inn Frisco Station

SpringHill Suites / TownePlace Suites NOLA Marriott AC Hotel Houston Marriott Canopy by Hilton Frisco Hilton Holiday Inn Express Grapevine IHG AC Hotel Dallas Downtown Marriott Hyatt Place OKC Bricktown Hyatt Embassy Suites Amarillo Hilton Residence Inn Dallas Marriott AC Hotel OKC Bricktown Marriott AC Hotel Frisco Marriott

Transaction Overview

Transaction Overview

- Summit and GIC to acquire 27-hotel portfolio consisting of 3,709 keys and two parking structures through an existing joint venture [(1)]
- 100% of the properties are located in high-growth Sun Belt markets
- Purchase price represents a 10.5x to 11.0x stabilized Hotel EBITDA multiple and 8.0% to 8.5% stabilized hotel cap rate after underwritten capital expenditures
- Transaction is expected to be immediately accretive to Adjusted FFO and leverage-neutral

Capital Structure

- Summit / GIC joint venture [(1)] to acquire a portfolio of assets from NewcrestImage ("NCI" or the "Portfolio") for total consideration of $822 million
  - Hotels (27): $777 million ($209k / key)
  - Parking Structures (2): $25 million
  - Incentives: $21 million
- Summit funds $160 million in common OP units
  - Represents 15.865 million shares at Summit's 10-day VWAP of $10.0853 per share
- Summit funds $50 million in preferred OP units
  - Attractive coupon pricing of 5.25%
- GIC funds $208 million in cash
- Committed credit facility of $410 million from Bank of America and Wells Fargo as primary financing

Board Composition and Management

- NCI will appoint one representative to Summit's Board of Directors upon closing
- NCI ownership in Summit Hotel Properties post transaction is ~13% of all common stock / units

Timing

- Expected closing in late Q4 2021 / early Q1 2022


AC HOTELS MARRIOTT
AC HOTELS MARRIOTT
AC Hotel Oklahoma City Bricktown

(1) Summit and GIC have a 51% and 49% economic interest in the joint venture, respectively.

1

Strategic Rationale for Acquisition


AC Hotel Frisco Station

Newer Vintage Hotels with Significant Growth Potential and Minimal Near Term CapEx Needs	– Average effective age of portfolio is ~3.8 years – 66% of guestrooms and 73% of hotel value developed since 2015 – Limited expected capital investment of ~$20 million over next 3 years reflects quality of assets (less than $2k per key per year) – Outsized organic growth given ramp in recently developed hotels positions Summit for enhanced cash flow profile – RevPAR index of 111 for 9 months ended September 30, 2021
NCI Portfolio Meaningfully Increases Summit's Presence in High-Growth Sun Belt Markets	– Further expands Summit's broad exposure to U.S. recovery – Pro forma, Sun Belt and Top 50 U.S. Markets represent 60% and 87% of Summit's total rooms – The population of the U.S. Sun Belt grew 11% vs. 4% for the balance of the U.S. (non-Sun Belt) over the past decade (2010 to 2020) – Pro forma, RevPAR growth for Summit's top 10 markets and overall portfolio is expected to exceed the industry average by 550bps and 400bps through 2025 [1]
Operational Enhancement Opportunities	– Operational upside opportunities driven by Summit's sophisticated revenue management and asset management expertise – Anticipated revenue and expense synergies through integration into Aimbridge management network – Further increases JV asset management fees, which on a pro forma basis, are expected to cover ~17% of Summit's current cash corporate G&A
Attractive Basis Drives Shareholder Value	– Stabilized yield of 8.0% to 8.5% after underwritten capital expenditures on 27 hotels – Hotel acquisition cost of $209k per key represents a significant discount to replacement cost – Expected to be immediately accretive to Adjusted FFO / share
Increases Scale and Improves Operating Efficiency	– Increases Summit room count by ~32% to over 15,000 keys across 100 hotels – Increases Summit's market cap and enterprise value by approximately 15% and 20%, respectively, based on a stock price as of November 2, 2021 – Further leverages Summit platform to drive efficiency with minimal incremental G&A
Strengthens Balance Sheet and Preserves Liquidity	– Leverage-neutral transaction – Partial Summit consideration in form of Common OP units expands equity market cap without impacting liquidity – Pro forma corporate liquidity of $439 million provides Summit with meaningful operational and additional growth flexibility – Partial Summit consideration in form of Preferred OP units at attractive pricing of 5.25% – Extends weighted average maturity duration with new 5-year, acquisition credit facility

(1) CBRE Hotel Horizons RevPAR growth data Q2 2021 Edition as of September 2021.

2

NCI Portfolio at a Glance

SUMMIT HOTEL PROPERTIES


27
Hotels
3,700+
Guestrooms
10
Unique Markets
80%
Guestrooms Branded Marriott or Hilton
~3.8
Average Effective Age (Years)

Brand	Property Name	Market	Sub-Market	State	Keys	Year Built
Marriott International	AC Hotel / Residence Inn Dallas Downtown [(1)]	Dallas-Fort Worth	Dallas CBD	TX	249	2017
	AC Hotel / Residence Inn Frisco Station [(2)]	Dallas-Fort Worth	West Plano / Frisco	TX	300	2019
	AC Hotel Houston Downtown	Houston	Houston CBD	TX	195	2019
	AC Oklahoma City Bricktown	Oklahoma City	Oklahoma City CBD	OK	142	2017
	Courtyard / TownePlace Suites Grapevine	Dallas-Fort Worth	Grapevine	TX	301	2013
	Courtyard Amarillo Downtown	Amarillo	Amarillo CBD	TX	107	2010
	Residence Inn Tyler	Tyler	Tyler	TX	119	2014
	SpringHill Suites / TownePlace Suites New Orleans	New Orleans	New Orleans CBD	LA	179	2017
	SpringHill Suites Dallas Downtown	Dallas-Fort Worth	Dallas CBD	TX	148	1997
	Marriott Total				**1,740**	
Hilton	Canopy Hotel Frisco Station [(2)]	Dallas-Fort Worth	West Plano / Frisco	TX	150	2020
	Canopy New Orleans	New Orleans	New Orleans CBD	LA	176	2021
	Embassy Suites Amarillo Downtown	Amarillo	Amarillo CBD	TX	226	2017
	Hampton Inn & Suites Dallas Downtown [(1)]	Dallas-Fort Worth	Dallas CBD	TX	176	2016
	Hilton Garden Inn Bryan / College Station	College Station	College Station	TX	119	2013
	Hilton Garden Inn Grapevine	Dallas-Fort Worth	Grapevine	TX	152	2021
	Hilton Garden Inn Longview	Longview	Longview	TX	122	2015
	Homewood Suites Midland	Midland	Midland	TX	118	2014
	Hilton Total				**1,239**	
HYATT	Hyatt Place Dallas Grapevine	Dallas-Fort Worth	Grapevine	TX	125	2000
	Hyatt Place Dallas Plano	Dallas-Fort Worth	West Plano / Frisco	TX	127	1998
	Hyatt Place Lubbock	Lubbock	Lubbock	TX	125	2016
	Hyatt Place Oklahoma City Bricktown	Oklahoma City	Oklahoma City CBD	OK	134	2018
	Hyatt Total				**511**	
IHG Hotels & Resorts	Holiday Inn Express & Suites Grapevine	Dallas-Fort Worth	Grapevine	TX	95	2000
	Holiday Inn Express & Suites Oklahoma City Bricktown	Oklahoma City	Oklahoma City CBD	OK	124	2015
	IHG Total				**219**	
Parking Structures	Dallas Downtown Parking Garage [(1)]	Dallas-Fort Worth	Dallas CBD	TX	335 Spaces	2019
	Frisco Parking Garage [(2)]	Dallas-Fort Worth	West Plano / Frisco	TX	667 Spaces	2019

3

(1) Part of Marriott / Hilton "tri-plex" that includes a standalone parking garage in Downtown Dallas.
(2) Part of Marriott / Hilton "tri-plex" that includes a standalone parking garage in Frisco Station.

# of Hotels 73 27 100 # of Guestrooms 11,398 3,709 15,107 Average Effective Age (Years) 4.8 3.8 4.5 % of Room Revenue (2019A) 92% 87% 91% Brand Diversification (by Rooms) Pro Forma 52% 22% 21% 5% 51% 25% 19% 5% 47% 33% 14% 6% 4 Combination Creates Diversified, Unparalleled Portfolio of Premium- Branded Hotels Embassy Suites Amarillo

STRATEGIC RATIONALE FOR ACQUISITION Canopy by Hilton Dallas Frisco Station

Acquired Portfolio Meaningfully Increases Summit's Presence in High-Growth Sun Belt Markets

SUMMIT HOTEL PROPERTIES



Portland
San Francisco
Denver
Minneapolis
Chicago
Baltimore
Phoenix
Dallas-Fort Worth
Atlanta
Orlando
Houston
New Orleans
Legend
Summit Room Count
NCI
Sunbelt Region
Note: circle size based on room count

U.S. Markets	INN Portfolio	Pro Forma
Top 25	67%	64%
Top 50	91%	87%
Sun Belt	47%	60%

5

Note: Annotated states represent Top MSAs.

Increased Exposure to High-Growth Markets 85% 73% 64% 0% 15% 30% 45% 60% 75% 90% 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 NCI Key Markets Sun Belt Markets Total U.S. Cumulative forecasted RevPAR growth from 2021 (post-COVID) NCI Primary Markets (3)(4) (1) The Sun Belt is defined as the continental U.S. with the 36°30’ parallel as its northern border. Sun Belt markets are defined as all MSAs which are south of this line as ranked by the 2020 population estimates from census.gov. Total U.S. is defined as the summation of all population and labor force figures from census.gov and bls.gov, respectively. (2) Forecasted RevPAR growth is the weighted average by market RevPAR growth from CBRE’s latest Baseline RevPAR growth estimates released in Q2 2021. (3) NCI Markets exclude Amarillo, College Station, Longview, Lubbock, Midland, and Tyler as this data was unavailable. (4) Sun Belt Markets include 31 of the 65 MSAs tracked by CBRE as they are south of the defined Sun Belt. 6 Cumulative Estimated RevPAR Growth (2) Cumulative Population and Labor Force Growth Since 2010 (1) With 100% of properties located in high-growth Sun Belt markets, the acquired portfolio is poised to experience outsized RevPAR growth ― The population of the U.S. Sun Belt grew 11.2% vs 7.3% for the total U.S. population over the past decade (2010 to 2020) ― The labor force in the Sun Belt region grew 8.6% vs. 4.9% in the total U.S. as people and corporate headquarters relocated to the region 11% 9% 8% 5% 11% 7% 0% 2% 4% 6% 8% 10% 12% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Labor Force - Sun Belt Labor Force - Total U.S. Population - Sun Belt Population - Total U.S. Cumulative labor force growth since 2010 (pre-COVID)

5YR CAGR 7 Favorable Market Exposure Enhances Summit’s Future Growth Profile 13% 9% 0% 15% 30% 45% 60% 75% 90% 2021 2022 2023 2024 2025 2026 Forecasted Cumulative RevPAR Growth (1)(2) Pro Forma Portfolio CBRE Total U.S. Summit Markets Rooms % Portfolio 5YR CAGR (1) vs. Total U.S. Market Indicator Dallas-Fort Worth 2,225 15% 11% 240 bps + New Orleans 1,178 8% 18% 920 bps + Atlanta 744 5% 10% 110 bps + San Francisco 732 5% 30% 2160 bps + Portland 640 4% 12% 280 bps + Minneapolis 614 4% 17% 820 bps + Baltimore 569 4% 11% 190 bps + Houston 567 4% 9% 40 bps + Phoenix 552 4% 11% 240 bps + Denver 509 3% 13% 420 bps + Pro Forma Top 10 (2) 8,330 55% 14% 550 bps + Other (2) 6,377 42% 11% 250 bps + Pro Forma Portfolio (2) 15,107 100% 13% 400 bps + Total U.S. 9% Summit’s favorable market exposure is expected to drive portfolio and top 10 markets RevPAR growth of 400 and 550 basis points better than industry averages annually through 2026, respectively (1)(2) (1) CBRE Hotel Horizons RevPAR growth data Q2 2021 Edition as of September 2021. (2) Pro forma portfolio RevPAR growth is the CBRE All Hotels RevPAR growth for the applicable markets weighted by guestroom count.

High-Quality, New Vintage Hotels Drive Market Share and Limit Capital Expenditures

SUMMIT HOTEL PROPERTIES


Hilton Garden Inn Grapevine

The youth and excellent physical condition of the acquired portfolio results in minimal needed capex with only $20mm anticipated over the next 3 years, or less than $2k / key per year

Number of Rooms Developed by Year


Pre-2010
13%
21%
2010-2014
66%
2015+

Number of Rooms by RevPAR Index


>120
24%
<100
26%
19%
30%
100-109
110-119

Award-Winning Portfolio

Texas Downtown Association
Best Adaptive Reuse
Courtyard Amarillo Downtown

D CEO
Best Hospitality Project
AC Hotel / Residence Inn Frisco Station

Preservation Dallas
Achievement Award
Hampton Inn & Suites Dallas Downtown

MSB Awards
Guest Satisfaction Platinum Circle Award
Courtyard Amarillo Downtown

AAA Four Diamond
AAA Four Diamond Award
Embassy Suites by Hilton Amarillo Downtown

8

Significant Forward Ramp in Acquired Portfolio 30% 40% 50% 60% 70% 80% 90% Hilton Garden Inn Grapevine (2021) Canopy New Orleans (2021) Canopy Hotel Frisco Station (2020) AC Frisco Station (2019) Residence Inn Frisco Station (2019) AC Houston Downtown (2019) SpringHill Suites Dallas Downtown (1997) Hilton Garden Inn College Station (2013) Courtyard Grapevine (2013) TownePlace Suites New Orleans (2018) Courtyard Amarillo Downtown (2010) HIES Oklahoma City Bricktown (2015) Hyatt Place Dallas Plano (1998) Hyatt Place Oklahoma City Bricktown (2018) AC Oklahoma City Bricktown (2017) TownePlace Suites Grapevine (2013) Hilton Garden Inn Longview (2015) Hyatt Place Lubbock (2016) Residence Inn Tyler (2014) SpringHill Suites New Orleans (2018) Hyatt Place Dallas Grapevine (2000) HIES Grapevine (2000) Residence Inn Dallas Downtown (2017) AC Dallas Downtown (2017) Homewood Suites Midland (2014) Hampton Inn & Suites Dallas Downtown (2016) Embassy Suites Amarillo Downtown (2017) Occupancy Below INN Avg. Occupancy Above INN Avg. Summit Same-Store Occupancy (2019) Acquired Portfolio Occupancy vs. Summit Same-Store Occupancy (2019) 9 Summit’s asset management expertise combined with the organic ramp in portfolio occupancy should result in significant upside in Hotel EBITDA Canopy by Hilton Dallas Frisco Station Note: Years correspond to each asset’s opening date.

Operational Enhancement Opportunities

Multiple revenue management opportunities via Summit's proprietary, in-house team that leverages new technologies and multiple data sources to optimize RevPAR and operating margins

Optimization of revenue and expenses with integration into Aimbridge's dedicated Summit property management platform

- Cross-utilization of best practices leveraged from both the Summit portfolio and the broader Aimbridge network
- Management and sales team complexing in Dallas, New Orleans and Oklahoma City markets
- Benefit from additional benchmarking with more / similar properties
- Enhanced focus on revenue strategy to drive greater operational efficiencies

Pro forma, increased net asset management fee from joint venture is expected to support ~17% of Summit's current cash corporate G&A


Hilton Garden Inn Grapevine


Hyatt Place Oklahoma City Bricktown


AC Hotel Houston Downtown

Sun Belt Hotel EBITDA Margin (1)

Potential Expansion of Hotel EBITDA Margins

FY 2019


+170bps
37.2%
38.9%
NewcrestImage
SUMMIT HOTEL PROPERTIES

2021 YTD (2)


+60bps
32.7%
33.3%
NewcrestImage
SUMMIT HOTEL PROPERTIES

Sun Belt Hotel EBITDA / Key (1)

Potential Expansion of Hotel EBITDA / Key

FY 2019


+$7.2k
$11.9k
$19.1k
NewcrestImage
SUMMIT HOTEL PROPERTIES

2021 YTD (2)


+$1.2k
$7.0k
$8.2k
NewcrestImage
SUMMIT HOTEL PROPERTIES

10

(1) Summit portfolio includes the 34 hotels located in the Sun Belt for comparison vs. NCI's portfolio. NCI figures exclude parking structures.
(2) As of September 30, 2021.

11 Attractive Basis Drives Shareholder Value Underwritten stabilized cap rate of 8.0% to 8.5% after underwritten capital expenditures represents discount to Summit’s pre-pandemic stabilized trading levels ― Approximately 10.5x to 11.0x stabilized Hotel EBITDA multiple (1) Represents an estimated 15% to 20% discount to replacement cost ― Highly compelling when factoring in today’s elevated commodity and building material prices, supply chain issues / costs, labor constraints and limited construction financing for new lodging development Outsized organic growth profile given more than one-third of rooms opened in 2018 or later Expected to be immediately accretive to Adjusted FFO per share on a leverage-neutral basis Hampton Inn & Suites - Dallas Portfolio Value Components ($ in millions) Value Per Key Hotels $777 $209k Parking Structures 25 Financial Incentives ⁽²⁾ 21 Total $822 27 Hotels / 3,709 Guestrooms 2 Structures / 1,002 Parking Spaces (1) Stabilized Hotel EBITDA represents estimated 2024E Hotel EBITDA of the portfolio. (2) The value of the financial incentives reflects the net present value of the future expected cash flows.

Strengthens Balance Sheet and Preserves Liquidity

Sources	$	%
Summit Common OP Unit Issuance	$160	19%
Summit Preferred OP Unit Issuance	50	6%
Summit Cash for Transaction Expenses	6	1%
GIC Cash Contribution *(49% Contribution)*	208	25%
New Debt	410	49%
Assumed Debt	7	1%
Total Sources	**$841**	**100%**

Uses	$	%
Hotel Property Consideration	$777	92%
Parking Structure Consideration	25	3%
Consideration for Incentives / Other	21	2%
Transaction Expenses and Other	19	2%
Total Uses	**$841**	**100%**

	Summit Current	Transaction Adjustments	Consolidated Pro Forma	GIC Adjustments	Summit Pro Forma	
Share Price	$10.22	$10.0853	$10.22		$10.22	
Share Count (mms)	106.446	--	106.446	--	106.446	
OP Unit Count (mms)	0.130	15.865	15.994	--	15.994	
Total Common Shares / Units	**106.576**	**15.865**	**122.440**	**--**	**122.440**	
Equity Capitalization - INN	$1,089	$160	$1,251	--	$1,251	
+ Equity Capitalization - GIC	--	208	208	(208)	--	
Equity Market Capitalization	**$1,089**	**$368**	**$1,459**	**($208)**	**$1,251**	**Market Cap Increases by ~15%**
Total Debt	999	417	1,415	(204)	1,211	
- Cash and Cash Equivalents	(53)	3	(50)	2	(49)	
Net Debt	**$946**	**$419**	**$1,365**	**($202)**	**$1,163**	
Total Preferred Equity - INN	260	53	314	(2)	312	
Total Enterprise Value	**$2,295**	**$840**	**$3,138**	**($412)**	**$2,726**	**TEV Increases by ~20%**
Total Liquidity	**$443**	($3)	$440	($2)	**$439**	**Preserves ~$440 million of Liquidity**

12 Note: As of September 30, 2021.

13 Strengthens Balance Sheet and Preserves Liquidity (Cont’d) Pro Forma Capital Structure Pro Forma Debt Maturity Schedule ($ in millions) Pro Forma Key Highlights Liquidity (Undrawn Revolver Capacity + Cash): $439mm Average Length to Maturity: 3.4 years Pro Forma Weighted Avg. Cost of Debt: 3.5% Net Debt Preferred Equity Equity 43% 11% 46% Pro Rata Capitalization: $2.7bn $90 $16 $45 $62 $200 $225 $288 $73 $209 $3 2021 2022 2023 2024 2025 2026 2027+ Secured Non-Recourse Loans Unsecured Term Loans Convertible Debt JV Debt (At Share) Note: As of September 30, 2021.

14 Additional Future Growth Opportunities via NCI Existing Development Pipeline NCI’s development pipeline offers Summit the opportunity to accretively finance future growth opportunities Summit retains the option to acquire the asset or recoup its mezzanine investment at the end of development period all while generating meaningful yield In addition, Summit holds a right of first offer on 5 additional NCI Developments Project 1 Project 2 Project 3 Total # of Keys 200 350 150 700 Brand Family Potential Summit Mezzanine Investment $15mm $25mm $10mm $50mm Illustrative Summit Yield 8-10% 8% 10% Development Pipeline Participation Hyatt Place Oklahoma City Bricktown

SUMMIT OPERATIONS UPDATE Boulder Marriott

Positive Free Cash Flow Monthly Room RevPAR Progression ⁽¹⁾ 15 Increased RevPAR Driving Corporate-Level Profitability Strong leisure demand and improved mid-week performance resulting in RevPAR levels that have consistently generated positive corporate-level cash flow since spring of 2021 (1) Based on pro forma RevPAR for the 73 hotels owned as of September 30, 2021. Pro forma RevPAR for October is based on preliminary month-to-date performance. (2) October 2021 preliminary data. Hyatt Place Chicago/Downtown –The Loop $15 $21 $34 $43 $49 $49 $50 $40 $38 $41 $52 $66 $69 $77 $88 $102 $94 $98 $106 ⁽²⁾ Hotel Breakeven ($35-$45) Corporate Breakeven ($60-$70)

16 Strong Growth in Rate Driving Recovery October finished with an 87% recapture to 2019A ADR levels ADR Recapture vs. 2019 Residence Inn Boston Watertown ADR % Recapture $61 lower ADR 62% recapture vs. 2019 $22 lower ADR 87% recapture vs. 2019 50% 60% 70% 80% 90% 100% $80 $100 $120 $140 $160 $180 Jan 21 Feb 21 Mar 21 Apr 21 May 21 Jun 21 Jul 21 Aug 21 Sep 21 Oct 21 ADR - 2021 ADR - 2019 % ADR Recapture

17 Demand Recovery Driving Increased RevPAR Premium Courtyard Pittsburgh Downtown Increasing RevPAR Premium (1) RevPAR As demand continues to broadly recover, Summit’s RevPAR premium to its competitive set has increased to near pre-pandemic levels, resulting in $79 million of additional annualized revenue $10 $14 $23 $28 $33 $34 $37 $29 $27 $30 $39 $51 $55 $62 $72 $85 $76 $79 $5 $7 $11 $15 $16 $15 $13 $11 $11 $11 $13 $15 $14 $15 $16 $17 $18 $19 $0 $15 $30 $45 $60 $75 $90 $105 Comp Set RevPAR INN RevPAR Premium (1) Based on pro forma RevPAR for the 73 hotels owned as of September 30, 2021. Comp set and RevPAR index is based on the TRI methodology from STR. $19 Premium per Day x 365 Days per Year = $79mm of Additional Revenue 11,398 Guestrooms x

Proactive Asset Management Drives Greater Efficiencies in Operations


Hampton Inn & Suites – Baltimore Inner Harbor

Thoughtful expense controls and a modified operating model have resulted in a 12% decrease in costs per occupied room compared to 2019

- **Regular property visits and collaboration** with third-party management company partners as well as hotel-level employees
- **Retained key hotel-level employees** throughout the pandemic such as General Managers and Director of Sales
- Intensive asset management provides **increased oversight and accountability of management companies** with a particular **focus on cost control** as the pandemic recovery is ongoing
- Roughly 40% reduction in Comp F&B per occupied room. **Limited food and beverage and modified complimentary offerings** will lead to continued cost savings [(1)]
- **Complying with new brand standards** such as the Hilton CleanStay initiative where stayover cleaning is available upon request

Cost Savings Achieved Throughout the Pandemic

Cost Per Occupied Room

A cost per occupied room reduction of $13, or 12%


$109
$96
2019 YTD
2021 YTD

Complimentary Food And Beverage

A savings of $1.64 in complimentary food and beverage per room, or 37%


$4.38
$2.74
2019 YTD
2021 YTD

(1) Comp F&B includes the following brands: Fairfield Inn, Hampton Inn, Holiday Inn Express, Homewood Suites, Hyatt House, Hyatt Place, Residence Inn, Springhill Suites, Staybridge Suites. Based on 2019 rooms occupied.

18

19 Summit Delivers Best-in-Class Operating Margins 48% 46% 37% 35% 30% 35% 40% 45% 50% INN Select-Service Total U.S. Full-Service Summit (1)(2) (2) (2) +243 bps +1,192 bps +1,361 bps FYE GOP Margin (1) (1) Based on the 2019 pro forma actuals. (2) Based on the 2020 STR Host Almanac with financials as of year-end 2019. AC Hotel – Atlanta Downtown

20 Source: Company filings. Hotel Indigo Asheville Downtown Summit has significantly increased cash flow over 2021 ($11mm) $5mm $19mm $13mm Q1 2021 Q2 2021 Q3 2021 Q3 2021 YTD Summit Generating Strong Free Cash Flow at Corporate Level

APPENDIX Residence Inn Steamboat Springs

Positive Hotel-Level Cash Flow $8 $19 $34 $41 $49 $52 $56 $43 $41 $44 $56 $74 $71 $78 $88 $85 $77 $87 $96 21 NCI Monthly RevPAR Progression ꟷ 2021 RevPAR has improved each quarter relative to 2019 for the 20 comparable hotel portfolio (of 27 total): Q1 RevPAR = $63 (-39% vs. 2019) Q2 RevPAR = $85 (-24% vs. 2019) Q3 RevPAR = $87 (-14% vs. 2019) ꟷ Comparable hotel portfolio RevPAR comparisons do not include seven premier assets in the portfolio given their non- comparable status due to date of opening or being under construction during the measurement period. These seven assets, including the dual brand AC / Residence Inn Frisco, Canopy by Hilton Frisco and AC Houston Downtown, are expected to drive premium RevPAR as the lodging industry continues its recovery ꟷ Favorable Sun Belt exposure and an efficient, flexible operating model have led to positive hotel-level cash flow since June 2020 (17 consecutive months) (1) Based on pro forma RevPAR for the NCI portfolio of 27 hotels as of September 30, 2021. Pro forma RevPAR for October is based on preliminary data only. Monthly Room RevPAR Progression for 27-Hotel Portfolio ⁽¹⁾

Overview of Dallas Submarkets

Dallas Forth Worth Highlights

Population

- Over the last decade, Dallas experienced population growth of 21%
  - Today, Dallas is the fourth largest MSA in the U.S. based on population

Employment

- Over the last decade, the Dallas labor force grew 21%
  - In 2019, the unemployment rate was 3.2%
  - Since the pandemic began, Dallas has experienced one of the highest return to office levels in the U.S.


Demand Generators
— Demand CAGR relative to total US (2009-2019): +490 bps
— Located north of DFW airport and benefits from demand generated by the Gaylord Texan Resort (500k SF of convention space), DFW International Airport, Grapevine Mills Mall, American Airlines HQ, numerous logistics companies, Historic Downtown Grapevine, Amazon Distribution Center, Lake Grapevine and Cowboys Golf Club & Grapevine Golf Club
— Hotels benefit from significant wedding business and large / small group overflow from to Gaylord Texan
GRAPEVINE
FRISCO / WEST PLANO
Demand Generators
— Demand CAGR relative to total US (2009-2019): +590 bps
— Frisco Station – $1.8 billion, 242-acre mixed-use (Dallas Cowboys HQ / practice facility; over 5 million SF of office, 2.4 million SF of high end residential, and a 550k SF entertainment district; Dr Pepper / Keurig HQ)
— Legacy West – 40-acre mixed-use project that includes a 265,000-square-foot headquarters complex for FedEx Office, Toyota's North American Headquarters, a regional campus for Liberty Mutual Insurance and a regional campus for JPMorgan Chase. Includes over 5 million SF of office in total
— Granite Park – Class-A office park with over 2 million SF of office and retail
— Hall Office Park – 162-acre development with more than 2.5 million SF of Class-A office space
— Shops at Legacy – 400k SF of upscale shopping and dining
~20 miles
~25 mi
~20 mi
DALLAS CBD
Demand Generators
— Demand CAGR relative to total US (2009-2019): +480 bps
— 135k employees, 4 Fortune 500 HQ
— Dallas Convention Center (1+ million SF; 1+ million annual attendance)
— $3+ billion invested in downtown in the last decade, including a five-block $100+ million redevelopment of AT&T's world headquarters
— Additional demand: AT&T Discovery Center, Klyde Warren Park, American Airlines Center, Numerous Fortune 500 Companies, East Quarter Redevelopment and Dallas Arts District
10 mi

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Submarket Overview: Dallas CBD

Submarket Overview

- Downtown Dallas is the largest employment center in North Texas with ~35 million SF of office space, over 135,000 employees, more than 6,500 businesses, over 250 corporate or regional headquarters, including four Fortune 500 headquarters, and a variety of retail and dining options [1]
- Investments by the public and private sectors have transformed Downtown Dallas from simply a major employment center to an increasingly vibrant live-work-play environment
- In the last decade, more than $3 billion has been invested in Downtown Dallas, including a five-block redevelopment of AT&T's world headquarters [1]
- Demand generators include AT&T HQ, AT&T Discovery Center, Dallas Convention Center, Klyde Warren Park, American Airlines Center, Numerous Fortune 500 Companies, East Quarter Redevelopment and Dallas Arts District

Room Revenue Growth [2]
(2009 – 2019 CAGR)


12.0%
4.9%
Downtown Dallas
Total U.S.

Demand Growth [2]
(2009 – 2019 CAGR)


7.9%
3.1%
Downtown Dallas
Total U.S.


AC Hotel / Residence Inn Dallas Downtown


Hampton Inn & Suites Dallas Downtown


SpringHill Suites Dallas Downtown

(1) Per JLL and D Magazine.
(2) Submarket growth per STR. Total U.S. growth per PwC.

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Submarket Overview: Grapevine

Submarket Overview

- Grapevine is a rapidly growing city of North Dallas and is known for Lake Grapevine, the Grapevine Mills Mall (which is home to numerous attractions such as LEGOLAND®), its historic downtown, wineries and tasting rooms (the city name was inspired by the region's native wild grapes)
- The Gaylord Texan – an 1,800-guestroom resort hotel located on the banks of Grapevine Lake with nearly 500k SF of convention space, a water park, several resort-style pools, a spa and numerous shopping and dining options. Conventions hosted by the Gaylord compress the market in both transient and group segments
- The proximity to Dallas Fort Worth International Airport has attracted numerous logistics, distribution and flight safety companies such as Amazon, CAE, U-Line and Stryker
- Demand generators include Gaylord Texan Resort, DFW International Airport, Grapevine Mills Mall, American Airlines HQ, numerous logistics companies, Historic Downtown Grapevine, Amazon Distribution Center and Cowboys Golf Club & Grapevine Golf Club

Room Revenue Growth [1]
(2009 – 2019 CAGR)



8.0%
4.9%
Grapevine
Total U.S.

Demand Growth [1]
(2009 – 2019 CAGR)



8.0%
3.1%
Grapevine
Total U.S.

Triplex

Courtyard / TownePlace Suites Grapevine



Hilton Garden Inn Grapevine



Hyatt Place Dallas Grapevine



Holiday Inn Express & Suites Grapevine



(1) Submarket growth per STR. Total U.S. growth per PwC.

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Submarket Overview: West Plano / Frisco

Submarket Overview

- West Plano / Frisco are rapidly growing suburbs of Dallas experiencing billions of dollars of new development and rapid population and employment growth
- The Frisco Station development is a $1.8 billion, 242-acre mixed-use project adjacent to the Dallas Cowboys' new headquarters complex
  - Already well underway, the project is planned to include more than 5 million SF of Class A office, 2.4 million SF of urban living, a health and wellness district, and The Hub – a 550,000 SF mixed-use entertainment district adjacent to the hotel offering restaurants, retail, entertainment and additional high-end office and multifamily
- Plano is home to more than 60 million SF of office tenants including substantial campuses by Toyota, Liberty Mutual, JPMorgan, FedEx, Capital One, Frito-Lay and PepsiCo
- Demand generators include Dr Pepper / Keurig HQ, Legacy Medical Center, Fiserv Corporate Office, Shops at Legacy and Legacy West, Frisco Station Shopping / Dining, Dallas Cowboys HQ and the Ford Center and Hall Office Park

Room Revenue Growth [(1)]
(2009 – 2019 CAGR)


11.3%
4.9%
Frisco / Plano
Total U.S.

Demand Growth [(1)]
(2009 – 2019 CAGR)


9.0%
3.1%
Frisco / Plano
Total U.S.

Triplex

AC Hotel / Residence Inn Frisco Station



Canopy by Hilton Dallas Frisco Station



Hyatt Place Dallas Plano



(1) Submarket growth per STR. Total U.S. growth per PwC.

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Submarket Overview: Oklahoma City CBD / Bricktown

Submarket Overview

- This thriving urban district is OKC's premier entertainment district and today is home to more than 45 restaurants, bars and retail shops, along with family-friendly attractions, a plethora of public art, museums and galleries
- Oklahoma City recently opened the $288mm Oklahoma City Convention Center, located less than 1 mile away from NCI's Bricktown Portfolio. The brand-new, state-of-the-art, 500,000-square-foot facility is poised to propel Oklahoma City to a higher tier convention destination, allowing the city to compete more effectively for larger regional and national events
- Demand generators include Chickasaw Ballpark, Paycom Center, Civic Center Music Hall / Theatre District, Bricktown Shopping / Dining, Bricktown Riverwalk, Myriad Botanical Gardens and OKC Convention Center

Room Revenue Growth (1)(2)
(2015 – 2019 CAGR)


7.0%
2.5%
Oklahoma City
Total U.S.

Demand Growth (1)(2)
(2015 – 2019 CAGR)


10.3%
2.1%
Oklahoma City
Total U.S.

AC Hotel Oklahoma City Bricktown



Hyatt Place Oklahoma City Bricktown



Holiday Inn Express & Suites Oklahoma City Bricktown



(1) Submarket growth per STR. Total U.S. growth per PwC.
(2) Represents growth from 2015 to 2019 due to lack of available historical data.

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